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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 18, 1997
                                                        -----------------



                          MICROLEAGUE MULTIMEDIA, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



      Pennsylvania                   1-11743                    23-2563090
      ------------                   -------                    ----------
(State or other juris-       (Commission File Number)     (IRS Employer Identi-
 diction of incorporation)                                     fication No.)


750 Dawson Drive, Newark, Delaware                                 19713
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(Address of principle executive offices)                         (Zip Code)


Registrant's telephone number, including area code    302-368-9990
                                                      ------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                         Exhibit Index appears on Page 5


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Item 2.      Acquisition or Disposition of Assets.
             ------------------------------------

             On February 18, 1997, pursuant to the terms of the Asset Acquisition Agreement (the "Agreement"), dated February 7, 1997, between Millennium Media Group Holdings, Inc. ("MMG"), the secured creditor of Rabbit Ears Productions, Inc. ("Rabbit Ears"), and MicroLeague Multimedia, Inc. (the "Company"), the Company acquired all of the assets of Rabbit Ears and agreed to assume certain of the liabilities of Rabbit Ears. Rabbit Ears is a Philadelphia-based entertainment company known for its line of children's literature-related products, including stories such as The Elephant's Child and Pecos Bill. In consideration for the purchase of such assets and assumption of such liabilities, the Company issued to MMG an aggregate of 268,097 shares of the Company's common stock (the "Common Stock"), (representing approximately 6.4% of the Company's issued and outstanding Common Stock) and redeemable options to purchase 250,000 shares of Common Stock (the "Options" and, collectively with the Common Stock, the "Shares"), which shares of Common Stock and Options are being distributed to certain creditors of MMG. The consideration represents the Company's assessment of the value of the assets acquired, as integrated with the assets of the Company.

             Pursuant to the terms of the Agreement, in the event the Company proposes to register any additional shares of its common stock pursuant to the provisions of the Securities Act of 1933, as amended, the Company is obligated to register the resale of the Shares, subject to certain exceptions.

             Upon consummation of the asset purchase, the Company acquired certain intellectual property, contract rights and office equipment of Rabbit Ears. The Company intends to integrate the acquired assets to create new and more diverse products for the Company's market.

             Copies of the Agreement and the press release announcing the consummation of the transaction are attached hereto as Exhibits 2.1 and 99.1, respectively.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           -------------------------------------------------------------------

             (a)           Financial Statements of Businesses Acquired.
                           -------------------------------------------

                           It is impracticable for the Company to provide the required financial statements for Rabbit Ears at the time of the filing of this report because such financial statements are not readily available. The Company undertakes to file such financial statements as an amendment of this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.

             (b)           Pro Forma Financial Information.
                           -------------------------------

                           It is impracticable for the Company to provide the required pro forma financial information relating to the acquisition at the time of the filing of this report because the financial statements of Rabbit Ears are not readily available. The Company undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in

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                           no event later than 60 days after the date on which
                           this report on Form 8-K is required to be filed.

             (c)           Exhibits.
                           --------

                           2.1 Asset Acquisition Agreement, dated February 7, 1997, between Millennium Media Group Holdings, Inc. and MicroLeague Multimedia, Inc.

                           99.1 Press Release of MicroLeague Multimedia, Inc. dated February 19, 1997.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MICROLEAGUE MULTIMEDIA, INC.
                                                 (Registrant)



Date: February 25, 1997                          By:/s/ PETER R. FLANAGAN
                                                 ------------------------
                                                 Name: Peter R. Flanagan
                                                 Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.
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2.1                Asset Acquisition Agreement, dated February 7, 1997, between
                   Millennium Media Group Holdings, Inc. and MicroLeague Multimedia, Inc.

99.1               Press Release of MicroLeague Multimedia, Inc. dated February
                   19, 1997.